UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

NOVEMBER 21, 2006
Date of Report (Date of earliest event reported)

SYNTAX-BRILLIAN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50289	05-0567906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281
(Address of Principal Executive Offices) (Zip Code)

(602) 389-8888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated November 21, 2006, originally filed by the registrant on November 21, 2006 and amended by Amendment No. 1 filed on February 6, 2007 (as amended, the “Original Report”). This Amendment No. 2 amends the Original Report to (i) file revised reports from the auditors of the historical financial statements of Vivitar Corporation and its subsidiaries for the years ended December 31, 2005, 2004, and 2003, (ii) update the unaudited pro forma condensed combined statement of operations in Exhibit 99.2 to reflect the six-month period ended December 31, 2006, and (iii) file as exhibits the consents of the auditors of the historical financial statements of Vivitar Corporation and its subsidiaries. The unaudited financial statements of Vivitar Corporation and its subsidiaries for the nine months ended September 30, 2006 appearing in Exhibit 99.1(i) and the pro forma condensed combined balance sheet appearing in Exhibit 99.2 have not been updated because the registrant’s Quarterly Report on Form 10-Q for the period ended December 31, 2006, filed on February 14, 2007, included the results of Vivitar Corporation and its subsidiaries.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required to be filed pursuant to Item 9.01(a) are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information required to be filed pursuant to Item 9.01(b) is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit
Number	Description

23.1	Consent of Moss Adams LLP
23.2	Consent of Morris Owen
23.3	Consent of Mazars & Guerard
23.4	Consent of Deloitte & Associes
99.1	Financial Statements of Business Acquired
(i) Financial Statements of Vivitar Corporation for the nine months ended September 30, 2006 (unaudited)
(ii) Financial Statements of Vivitar Corporation for the years ended December 31, 2005 and 2004
(iii) Financial Statements of Vivitar Corporation for the years ended December 31, 2004 and 2003
99.2	Pro Forma Financial Information
Unaudited Pro Forma Condensed Combined Financial Statements of Syntax-Brillian Corporation and Vivitar Corporation for the year ended June 30, 2006 and the six-month period ended December 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION

Date: April 2, 2007

By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Moss Adams LLP
23.2	Consent of Morris Owen
23.3	Consent of Mazars & Guerard
23.4	Consent of Deloitte & Associes
99.1	Financial Statements of Business Acquired
(i) Financial Statements of Vivitar Corporation for the nine months ended September 30, 2006 (unaudited)
(ii) Financial Statements of Vivitar Corporation for the years ended December 31, 2005 and 2004
(iii) Financial Statements of Vivitar Corporation for the years ended December 31, 2004 and 2003
99.2	Pro Forma Financial Information
Unaudited Pro Forma Condensed Combined Financial Statements of Syntax-Brillian Corporation and Vivitar Corporation for the year ended June 30, 2006 and the six-month period ended December 31, 2006